Exhibit 10.1
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                        SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of April 19, 2004, by and among IRIS International, Inc., a Delaware corporation (the "Company"), and the undersigned purchasers (each a "Purchaser" and collectively, the "Purchasers") who are subscribing for shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock") of the Company and five-year warrants to purchase shares of Common Stock (the "Warrants"), with an exercise price per share equal to 120% of the market price (which shall be the average closing price of the Company's Common Stock on the Nasdaq National Market ("Nasdaq") for a one (1) to ten (10) trading day period prior to the Pricing Date (as defined herein), as more fully described in this Agreement and as mutually determined by the Company and the Placement Agent (as hereinafter defined). A form of Warrant is attached hereto as Exhibit A. The Shares and the Warrants are collectively referred to herein as the "Securities".

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

                                   ARTICLE I.
                   PURCHASE AND SALE OF SECURITIES; CLOSING

      Section 1.1  Purchase and Sale of the Securities.

            (a) Subject to the terms and conditions of this Agreement, each Purchaser hereby irrevocably subscribes for and agrees to purchase Securities from the Company for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the "Subscription Amount"). The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient obtained by dividing (x) the Subscription Amount, by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of three (3) shares of Common Stock for every twenty (20) Shares purchased hereunder, rounded down to the nearest whole number. The aggregate amount of Securities to be issued pursuant to the Offering shall not exceed TWO MILLION ONE HUNDRED THIRTY THOUSAND (2,130,000) Shares and Warrants to purchase THREE HUNDRED NINETEEN THOUSAND FIVE HUNDRED (319,500) shares of Common Stock. For purposes of this Agreement, the "Offering Price" shall be FIVE AND 85/100THS ($5.85) per share, which shall be the price per Share to be paid by the Purchasers. The "Aggregate Purchase Price", representing the aggregate payment for all of the Securities shall be TWELVE MILLION FOUR HUNDRED SIXTY THOUSAND FIVE HUNDRED DOLLARS ($12,460,500). The Purchasers shall pay the Aggregate Purchase Price for the Securities being purchased by the Purchasers by wire transfer of immediately available funds to an escrow account designated by the Company at the Bank of New York.

           (b) As soon as practicable, but no later than three (3) business days after the date on which the Offering Price is determined (the "Pricing Date"), the Company shall hold an initial closing of the Offering (the "Closing"). There is no minimum subscription amount required for the Closing. The Closing shall

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take place at the offices of Sheppard Mullin Richter & Hampton, LLP, 800 Anacapa
Street, Santa Barbara, California 93101 at 10:00 am, California time, or such other date or place agreed to by the parties. In the event there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified herein.

      Section 1.2       Delivery of Securities at Closing.

           (a) Upon satisfaction of the conditions of the Closing specified herein, the Company shall, at the Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at such Closing under this Agreement and (ii) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated in accordance with Section 1.1(a) above.

           (b) Each Purchaser acknowledges and agrees that this Agreement shall be binding upon such Purchaser upon the execution and delivery to the Company, in care of Oppenheimer & Co. Inc. (the "Placement Agent"), of such Purchaser's signed counterpart signature page to this Agreement unless and until the Company or the Placement Agent shall reject the subscription being made hereby by such Purchaser. The Company may terminate this Offering or reject any subscription at any time in its sole discretion. The execution of this Agreement by the Purchaser, or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering.

           (c) Each Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, and that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that if the Purchaser is an individual this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

           (d) Each Purchaser acknowledges that the information contained in this Agreement is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser. The Purchaser acknowledges that the foregoing restrictions on the Purchaser's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company's securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware.

           (e) Each Purchaser agrees that each of the Company and the Placement Agent may reduce such Purchaser's subscription with respect to the number of Securities to be purchased without any prior notice or further consent by such Purchaser. If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be promptly returned, without interest, offset or deduction.

           (f) Each Purchaser acknowledges and agrees that the purchase of Securities by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

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           Section  1.3  Conditions  to the  Company's  Obligation  to  Complete
Purchase and Sale. The Company's obligation to issue and sell the Securities to each of the Purchasers at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchasers with prior written notice thereof:

          (a) Payment of Purchase Price. The Purchasers shall have delivered the Aggregate Purchase Price to the Company in accordance with Section 1.1; and

          (b) Representations and Warranties; Covenants. The representations and warranties of the Purchasers set forth in Article III hereof qualified as to materiality shall be true and correct at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties of the Purchaser set forth in Article III hereof not qualified as to materiality shall be true and correct in all material respects at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and the Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers on or prior to the Closing Date.

           Section 1.4 Conditions to the Purchaser's Obligation to Complete Purchase and Sale. The obligations of the Purchasers hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion by providing the Company with prior written notice thereof:

           (a) Opinion of Counsel. Receipt by each of the Purchasers and the Placement Agent of an opinion letter of Sheppard, Mullin, Richter & Hampton, LLP, counsel to the Company, dated the Closing Date, in substantially the form attached hereto as Exhibit B;

           (b) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article II hereof qualified as to materiality shall be true and correct at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties of the Company set forth in Article II hereof not qualified as to materiality shall be true and correct in all material respects at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and the Company shall have performed, satisfied and complied with in all material respects the covenants,

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agreements and conditions required by this Agreement to be performed,  satisfied or complied with by the Company on or prior to the Closing Date;

           (c) Officer's Certificate. The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer to the effect set forth in clause (b) above and clauses (e) and (f) below;

           (d) Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary, certifying that the attached copies of the Company's certificate of incorporation, bylaws and the resolutions of the Board of
Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect; and

           (e) No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

           (f) No Stop Order. No stop order or suspension of trading shall have been imposed by the Nasdaq, the U.S. Securities and Exchange Commission (the "SEC") or any other governmental regulatory body with respect to public trading in the Common Stock.

                                  ARTICLE II.

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions attached hereto as Schedule A, the Company hereby represents and warrants to each of the Purchasers and the Placement Agent as follows:

      Section 2.1 Subsidiaries; Organization. The Company and each of its wholly-owned subsidiaries is a corporation duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, and has the full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted. The Company and each of its subsidiaries is duly qualified as a corporation qualified to do business and in good standing in each jurisdiction where the failure to be so qualified has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement, or (iii) the business, assets, financial condition, results of operation or prospects of the Company and the subsidiaries taken as a whole on a consolidated basis (a "Material Adverse Effect"), and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

           Section 2.2 Due Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares and the Warrants and to perform its other obligations

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hereunder,  all of which has been duly  authorized  by all  necessary  corporate action. Each of this Agreement and the Warrant has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

           Section 2.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Shares and the Warrants to be sold by the Company under this Agreement, the issuance of the Warrant Shares (as defined below) upon exercise of the Warrants, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, except where such violation or default, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company or any of its subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its subsidiaries or their respective properties, or (B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

           Section 2.4 Consents. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States or any third person is required for the execution and delivery of this Agreement and the valid issuance and sale of the Securities to be sold pursuant to this Agreement, other than such as have been made or obtained, and except for any post-sale securities filings required to be made with the SEC, the Nasdaq and with any state or foreign blue sky or securities regulatory authority, which will be made when required.

           Section 2.5 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twenty-four
(24) months preceding the date of this Agreement. The following documents complied as to form in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

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           (a) The  Company's  Proxy  Statement  for the 2002 Annual  Meeting of
Stockholders (the "Proxy Statement");

           (b) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Form 10-K"); and

           (c) all other documents, including the exhibits thereto, filed by the Company with the SEC since December 31, 2003 and prior to the date hereof pursuant to the reporting requirements of the Exchange Act (together with the Proxy Statement and the Form 10-K, the "SEC Documents").

      Section 2.6 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 53,000,000 shares of capital stock, of which 50,000,000 shares are designated Common Stock and 3,000,000 shares are designated Preferred Stock. As of April 2, 2004, there were approximately 12,272,272 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of April 2, 2004 an aggregate of 3,053,360 shares of Common Stock were reserved for issuance under the Company's 1994 Stock Option Plan, of which 2,704,430 shares of Common Stock are subject to outstanding, unexercised options as of the date hereof. As of April 2, 2004, 853,040 shares of Common Stock were reserved for issuance upon exercise of warrants issued by the Company, excluding warrants to be issued hereunder and excluding warrants for up to 115,000 shares of Common Stock issuable to the Placement Agent. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with federal and U.S. state securities laws. Other than as disclosed in the SEC Documents in the Disclosure Schedule, and except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal, agreements, commitments, participation rights, anti-dilution rights or price adjustment provisions or similar rights for the purchase or acquisition from the Company or any of its subsidiaries of any securities of the Company or any of its subsidiaries.

      Section 2.7 Issuance. The Shares and the Warrants to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") has been duly authorized and reserved and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and free and clear of all pledges, liens and encumbrances. No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Securities or the issuance and sale thereof. No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Securities. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 5.1 hereof).

           Section 2.8 Legal Proceedings. Except as disclosed in the SEC Documents and the Schedule of Exceptions, there is no action, suit, inquiry, investigation or proceeding before or by any court, public board, governmental agency, or self-regulatory organization or body (including the SEC), now pending

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or, to the  knowledge  of the  Company  or any of its  subsidiaries,  threatened against or  affecting  the  Company,  any of its  subsidiaries,  or any of their
respective   directors  or  officers  in  their   capacities  as  such,   which,
individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           Section 2.9 No Violations. Neither the Company nor any of its subsidiaries is in violation of its charter, bylaws, or other organizational document, or is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its subsidiaries, which violation, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which the properties of the Company are bound, which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

           Section 2.10 Governmental Permits, Etc. The Company and its subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective business as currently conducted, except where such failure to possess has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

           Section 2.11 Intellectual Property. Except as set forth in the SEC Documents, to the Company's knowledge, the Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect ("Intangible Rights"). The Company (including its subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company's knowledge, neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company's knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its subsidiaries is or has been in material breach of any such license or other permission.

           Section 2.12 Financial Statements. Except as set forth in the SEC Documents, the consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the SEC Documents present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements, such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

           Section 2.13 No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2003 there has not been (i) any Material Adverse Effect; (ii) any

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obligation,  direct or contingent,  that is material to the Company, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its subsidiaries which has been sustained which has had or would be reasonably expected to have a Material Adverse Effect.

           Section 2.14 Material Agreements. Except as set forth in the SEC Documents and the Schedule of Exceptions, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a "Material Agreement"). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably expected to have a Material Adverse Effect.

           Section 2.15 Nasdaq Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq.

           Section 2.16 S-3 Compliance. The Company believes that it currently meets the requirements for the use of Form S-3 for the registration of the resale of the Shares and the Warrant Shares by the Purchasers and anticipates that it will continue to meet such requirements as of the Required Effectiveness Date (as defined herein).

           Section 2.17 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

           Section 2.18 Labor, Employment and Benefit Matters. There are no existing, or to the best of the Company's knowledge, threatened strikes or other labor disputes against the Company or any of its subsidiaries that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Documents, there is no organizing activity involving employees of the Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened by any labor union or group of employees.

Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its subsidiaries. Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by general accepted accounting principals ("GAAP"), on the Balance Sheet or fully funded. None of the Company nor any of its subsidiaries (i) has terminated any "employee pension benefit plan" as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

           Section 2.19 Insurance. The Company and each of its subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

           Section 2.20 Tax Matters. The Company and each of its subsidiaries has timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material Adverse Effect.

           Section 2.21 Title. Except as disclosed in the SEC Documents, the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      Section 2.22 Environmental Matters. To the knowledge of the Company, except as disclosed in the SEC Documents, all real property owned, leased or otherwise operated by the Company and its subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance ("Hazardous Substance") which has or would reasonably be expected to cause or constitute a health, safety, or environmental hazard to any person or property or result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its subsidiaries has any knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or threatened, affecting or against the Company, any of its subsidiaries or any of the Company's or its subsidiaries' facilities relating to Environmental Laws or Hazardous Substances. "Environmental Laws" shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

           Section 2.23 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

           Section 2.24 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Article III hereof, no registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act") is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

           Section 2.25 No Directed Selling Efforts or General Solicitation. Neither the Company nor any person or entity acting on its behalf has conducted any "general solicitation" or "general advertising" (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

           Section 2.26 No Integrated Offering. Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby, would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with any prior offering of securities of the company for purposes of the Securities Act, which result of integration would require registration of the Securities under the Securities Act.

           Section 2.27 Compliance with Nasdaq Listing Requirements. The Company is in compliance in all material respects with all currently effective continued listing requirements and corporate governance requirements of the Nasdaq.

           Section 2.28 Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any of their respective current or former directors, officers, employees, agents, stockholders owning at least 10% of the outstanding capital stock of the Company, or other persons or entities acting on behalf of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

           Section 2.29 Transactions with Affiliates. Except as set forth in the SEC Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding SIXTY THOUSAND DOLLARS ($60,000) between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

           Section 2.30 Internal Controls. The Company and the subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           Section 2.31 Certain Fees. Other than fees payable to the Placement Agent pursuant to the Placement Agent Agreement, no brokers', finders' or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

           Section 2.32 Disclosures. Neither the Company nor, to its knowledge, any person or entity acting on its behalf has provided the Purchasers or their counsel with any information that constitutes material, non-public information, except for this transaction.

      Section 2.33 Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.

           Section 2.34 No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.


                                  ARTICLE III.
         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

      The Purchasers, severally and not jointly, represent, warrant and covenant to the Company as follows:

           Section 3.1 Securities Law Representations and Warranties.

          (a) Each Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act and the Purchaser has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares and the Warrants, including investments in securities issued by the Company and investments in comparable companies, can bear the economic risk of a total loss of its investment in the Securities, has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities and has had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchasers; provided, however, neither such inquiries nor any other due diligence investigation conducted by the Purchasers, or the Purchasers' respective counsel, or any of their representatives shall modify, amend or affect the Purchasers' right to rely on the Company's representations and warranties contained in Article II hereof;

           (b) Each Purchaser (i) is acquiring the Securities and (ii) upon exercise of the Warrants held by it, will acquire the Warrant Shares then issuable upon exercise thereof for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in any circumstance that could cause the Offering and the sale of the Shares and the Warrants hereunder to not be exempt from registration pursuant to Section 4(2) of the Securities Act;

          (c) Each Purchaser was not organized for the specific purpose of acquiring the Securities;

           (d) Each Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

           (e) Each Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein and in the applicable Warrant in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities;

           (f) Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities; and

           (g) Each Purchaser acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Purchaser is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

           Section 3.2 Legends.

           (a) Each Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) the Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Warrant Shares, which shall bear the legend set forth in
Section 3.2(b) of this Agreement, if applicable) shall bear a legend in substantially the following form:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IRIS INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

      The legend set forth above shall be removed and the Company shall issue a new certificate evidencing a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 3.2(a): (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Purchaser is not and has not been within 3 months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such Purchaser has not been an "affiliate" of the Company for the preceding three-month period). The Company shall not require such opinion of counsel for the sale of Warrants in accordance with Rule 144 of the Securities Act in the event that the Purchaser provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

           (b) Subject to the terms of this clause (b), any certificate representing the Shares or Warrant Shares shall bear a legend in substantially the following form:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IRIS INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

      The legend set forth above shall be removed and the Company's transfer agent shall issue the Shares or the Warrant Shares, as applicable, without such legend to the holder of the Shares or Warrant Shares upon which it is stamped, as applicable (i) if the Shares or the Warrant Shares, as applicable, have been resold or transferred pursuant to the Registration Statement contemplated by
Section 5 and the Registration Statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Shares and Warrant Shares, as applicable, may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Purchaser is not and has not been within 3 months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such Purchaser has not been an "affiliate" of the Company for the

]preceding three-month period). The Company shall not require such opinion of counsel for the sale of the Shares or the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. The Company shall irrevocably instruct its transfer agent that, upon presentation to the transfer agent of a completed Certificate of Subsequent Sale in the form attached hereto as Exhibit E, the transfer agent shall thereupon re-issue a stock certificate representing the number of shares sold without the legend set forth above.

           (c) Each Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 3.2(a) and (b) of this Agreement to "two (2) years" or the "two-year period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. The Purchaser acknowledges that, with respect to the Warrant Shares, the two (2) year holding period referred to in Section 3.3(b) shall commence on the date the related Warrant is exercised.

      Section 3.3 Authorization; Enforcement; Validity. Each Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

      Section 3.4 Certain Trading Limitations. Each Purchaser (i) represents that on and from the date the Purchaser first became aware of the offering of the Shares and the Warrants until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending at such time that the Company publicly announces the offering of the Shares and the Warrants he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a "Disposition") Common Stock of the Company by such Purchaser or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

           Section 3.5 No Sale of Securities. Each Purchaser hereby covenants with the Company not to make any sale of the Securities without (i) complying with the provisions of this Agreement, including Section 5.3 hereof or (ii) without satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. Each Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 5.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

           Section 3.6 Registration Questionnaire. Each Purchaser has completed or caused to be completed the Registration Questionnaire attached hereto as Exhibit C and on the signature page for use in preparation of the Registration Statement and the answers to the Questionnaire and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that such Purchaser shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.

           Section 3.7 Purchaser Suitability Questionnaire. The information contained in the Purchaser Suitability Questionnaire in the form attached as Exhibit D delivered by each Purchaser in connection with this Agreement is complete and accurate in all respects.

           Section 3.8 No Advice. Each Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

                                  ARTICLE IV.
                                  COVENANTS

           Section 4.1 Listing of Shares. The Company shall comply with all requirements of the Nasdaq with respect to the issuance of the Securities and the listing of the Shares and the Warrant Shares. In furtherance thereof, the Company shall use its commercially reasonable efforts to take such actions as may be necessary as soon as practicable after the Closing Date to file with the Nasdaq an application or other document required by the Nasdaq and pay all applicable fees for the listing of the Shares and the Warrant Shares with the Nasdaq. The Company knows of no reason why the Shares and Warrant Shares will not be eligible for listing on the Nasdaq.

           Section 4.2 Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D.

           Section 4.3 Form 8-K. Within two (2) business days following the Closing, the Company shall, by filing a Current Report on Form 8-K and/or by issuance of a press release, disclose such Closing of the Offering and any material, non-public information disclosed to the Purchasers in connection therewith.

           Section 4.4 Certain Future Financings and Related Actions. For a period of ninety (90) days after the date the Registration Statement is declared effective by the SEC, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock; provided, however, that nothing in this Section 4.4 shall prohibit the Company from issuing securities
(1) to employees, directors, officers, advisors or consultants of the Company or any of its subsidiaries; (2) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; or (3) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

           Section 4.5 Stand-Off. Except as disclosed in Section 4.4 hereof, until the later of (i) one hundred eighty (180) days following the Closing and
(ii) forty-five (45) days following effectiveness of the Registration Statement, the Company shall not file or cause any registration statement to become effective, other than the Registration Statement contemplated hereby, or any registration statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company's employees, officers, directors or consultants.

           Section 4.6 Lock-Up. Prior to the Closing, each executive officer and director of the Company shall have entered into a lock-up agreement with the Placement Agent in the form attached hereto as Exhibit F.

           Section 4.7 Trading Limitations. The Purchaser agrees that beginning on the date hereof until thirty (30) days after the Closing Date, the Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

           Section 4.8 Sarbanes-Oxley Act of 2002. The Company is, and will be, at all times during the period the Company must maintain effectiveness of the Registration Statement as provided herein, in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and will take commercially reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

                                   ARTICLE V.
          REGISTRATION OF SHARES; COMPLIANCE WITH THE SECURITIES ACT

           Section 5.1 Registration Procedures and Expenses. The Company shall:

          (a) Subject to receipt of necessary information from the Purchasers, use commercial best efforts to prepare and file with the SEC, within 30 days after the Pricing Date, a registration statement (the "Registration Statement") on Form S-3 (or, if Form S-3 is not then available to the Company, on such appropriate form as is then available to the Company) to enable the resale of the Registrable Shares by the Purchasers on a delayed or continuous basis under Rule 415 of the Securities Act. "Registrable Shares" means (a) each Share and
(b) each Warrant Share until the earlier of: (1) the date on which such share has been resold or otherwise transferred pursuant to the Registration Statement;
(2) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder; or (3) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise). Prior to the filing of the Registration Statement, the Company will provide to each Purchaser a copy of the "Selling Shareholder" section for their review, and if no comments are received within three (3) days of delivery of this section, then it will be deemed approved.

           (b) use  commercial  best  efforts,  subject to receipt of  necessary information from the Purchasers, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 90 days of the Pricing Date;

          (c) use commercial best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 5.4 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") not exceeding, with respect to the Purchaser's Registrable Shares, the earlier of (i) the second anniversary of the Closing Date (provided, however, that with respect to Registrable Shares that are Warrant Shares, the foregoing date shall be the second anniversary of the date the related Warrant was exercised), (ii) the date on which all Registrable Shares then held by the Purchaser may be sold or transferred in compliance with Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, and (iii) such time as all Registrable Shares held by the Purchaser have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

           (d) promptly furnish to the Purchaser with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchaser;

           (e) promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

          (f) bear all expenses in connection  with the  procedures in paragraph
(a) through (c) of this Section 5.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses); (iv) all application and filing fees in connection with listing the Registrable Shares on the Nasdaq; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company and the fees and disbursements, up to an aggregate of $10,000, for the Purchasers' respective counsel; provided, however, that the Purchaser shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Purchaser's Registrable Shares. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

          (g) advise the Purchasers, within two (2) business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or "blue sky" laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

           Section 5.2 Delay in Effectiveness of Registration Statement. Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company's obligations under Section 5.1(c) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, such amounts and at such times as shall be determined pursuant to this Section 5.2. For such purposes, each of the following shall constitute an "Event":

           (i) the filing of the Registration Statement with the SEC does not occur on or prior to the 30th day following the Pricing Date, in which case the Company shall pay on the 31st day following the Pricing Date an amount in cash equal to One and One-Half Percent (1.5%) of the aggregate purchase price paid by such Purchaser and at the end of each 30-day period thereafter;

            (ii) the Registration Statement is not declared effective on or prior to the date that is 90 days after the Pricing Date (the "Required Effectiveness Date"), in which case the Company shall pay on the calendar day following the Required Effectiveness Date an amount in cash equal to One and One-Half Percent (1.5%) of the aggregate purchase price paid by such Purchaser and at the end of each 30-day period thereafter; or

           (iii) if the Registration Statement is suspended for more than thirty
(30) days, the Company shall pay, on the calendar day following the first thirty
(30) days of suspension, an amount in cash equal to One and One-Half Percent (1.5%) of the aggregate price paid by such Purchaser and at the end of each 30-day period thereafter until the suspension has been terminated and the Registration Statement is again effective.

      The payment obligations of the Company under this Section 5.2 shall be cumulative.

           Section 5.3 Transfer of Shares; Suspension.

           (a) The Purchaser agrees that it will not effect any Disposition of the Securities or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 5.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

           (b) Except in the event that clause (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 5.3(b)(i); and (iii) inform the Purchaser that the Company has complied with its obligations in Section 5.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 5.3(b)(iii) hereof when the amendment has become effective).

            (c) Subject to clause (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Purchaser; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days if the Company furnishes to the holders of the Registrable Shares a certificate signed by the Company's Chief Executive Officer stating that in the good faith judgment of the Company's Board of Directors, (i) the offering would interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Shares consisting of outstanding shares of Common Stock.

           (d) In the event of a sale of Registrable Shares by the Purchaser under the Registration Statement, the Purchaser must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit E, so that the Registrable Shares may be properly transferred.

           Section 5.4 Indemnification. For the purpose of this Section 5.4, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1 and the term "Rules and Regulations" means the rules and regulations promulgated under the Securities Act.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, or (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting resale of Securities, or
(iii) the inaccuracy of any representations made by the Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

          (b) Indemnification by the Purchaser. The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Purchaser to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation or warranty made by the Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchasers expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction at least five (5) business days before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 5.4(b). In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Shares giving rise to such indemnification obligation.

          (c) Indemnification Procedure.

           (i) Promptly after receipt by an indemnified party under this Section
5.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 5.4 except to the extent it is materially prejudiced as a result of such failure.

           (ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 5.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

           (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

           (2) the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 5.4, (A) with respect to claims made pursuant to clause (i) or clause (ii) of Section 5.4(b), the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Purchaser from the sale of the Registrable Shares and (B) with respect to claims made pursuant to clause (iii) of Section 5.4(b), the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Purchaser from the sale of the Registrable Shares giving rise to such liability.

          (d) Contribution.  If a claim for  indemnification  under this Section
5.4 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 5.4, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4, (A) with respect to claims made pursuant to clause (i) or clause (ii) of Section 5.4(b), the Purchaser shall not be liable to contribute any amount in excess of the amount of net proceeds received by the Purchaser from the sale of the Registrable Shares and
(B) with respect to claims made pursuant to clause (iii) of Section 5.4(b), the Purchaser shall not be liable to contribute any amount in excess of the amount of net proceeds received by the Purchaser from the sale of the Registrable
Shares giving rise to such liability, less any other damages paid by the Purchasers in respect of any such material omission or misstatement.

      No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

           Section 5.5 No Piggy-Back on Registrations. Except as described in the Schedule of Exceptions, neither the Company nor any of its security holders (other than the Purchasers and the Placement Agent, with respect to the shares of Common Stock issuable upon the exercise of the Warrant issued to the Placement Agent in connection with the Offering, in such capacities pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Shares, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

      Section 5.6 Piggy-Back Registrations. If at any time during the Registration Period, there is not an effective Registration Statement covering all of the Registrable Shares and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Shares not already covered by an effective Registration Statement such Purchaser requests to be registered.

           Section 5.7 Termination of Conditions and Obligations. The restrictions imposed by Article III or Article V upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the passage of two years from the Closing Date, provided, however, that with respect to the Registrable Shares that are the Warrant Shares, the foregoing date shall be the second anniversary of the date the relevant Warrant was exercised, or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

           Section 5.8 Rule 144. For a period commencing on the date hereof and ending on the last day of the Registration Period, the Company agrees with each holder of Registrable Shares to:

           (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

           (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

                                  ARTICLE VI.
                                MISCELLANEOUS

           Section 6.1 Notices. Except as specifically permitted by Section 5.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three (3) business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

           if to the Company, to:
           ---------------------

                        IRIS International, Inc.
                        9172 Eton Avenue
                        Chatsworth, CA 91311
                        Telephone:  818-709-1244
                        Fax:  818-700-9661
                        Attention: Cesar Garcia, President and Chief Executive
                         Officer

           with a copy to:
           --------------

                        Sheppard Mullin Richter & Hampton, LLP
                        800 Anacapa Street
                        Santa Barbara, CA 93101
                        Attn:  Joseph E. Nida, Esq.
                        Telephone:  (805) 879-1811
                        Fax:  (805) 568-1955

            if to the Purchaser, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

           Section 6.2 Changes; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and a majority in interest of the Purchasers. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchasers, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

           Section 6.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

           Section 6.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           Section 6.5 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

           Section 6.6 Governing Law Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

           Section 6.7 Entire Agreement. This Agreement and the Warrant and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Warrants supersede all prior agreements and understandings.

           Section 6.8 Finders Fees. Neither the Company nor the Purchasers nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to the Oppenheimer & Co. Inc.

           Section 6.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      Section 6.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Purchaser under this Agreement shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Purchaser's Securities; provided, however, that within two (2) business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Securities transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee was the Purchaser. Upon any transfer permitted by this Section 6.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Purchaser.

           Section 6.11 Expenses. Each of the Company and the Purchasers shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

           Section 6.12 Acknowledgement. Each party to this Agreement acknowledges that Brown Raysman Millstein Felder & Steiner LLP represented Oppenheimer & Co. Inc. in the offering and sale of Securities contemplated by this Agreement and has not represented either the Company or the Purchaser. The Purchaser acknowledges that Sheppard, Mullin, Richter & Hampton LLP has represented the Company in this offering and sale of securities and not the Placement Agent or the Purchaser.

           Section 6.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in this Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with this Agreement for the purpose of closing a transaction with multiple

Purchasers and not because it was required or requested to do so by any Purchaser.

           Section 6.14 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of any Purchaser arising directly or indirectly, under this Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other Affiliate of such Purchaser or any investor, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

           Section 6.15 Signature. The signature page of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".


                                * * * * * * *

                                SIGNATURE PAGE

      The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1. Dated: _____________, 2004

2.    Total Subscription Amount:  $__________

------------------------------            ------------------------------
Signature of Subscriber                   Signature of Joint Purchaser
(and title, if applicable)                      (if any)

------------------------------            ------------------------------
Taxpayer Identification or Social         Taxpayer Identification or Social
Security Number                           Security Number of Joint Purchaser
                                          (if any)

------------------------------
Name (please print as name will appear
on stock certificate)

------------------------------
Number and Street

------------------------------
City, State            Zip Code


ACCEPTED BY:

IRIS INTERNATIONAL, INC.



By:
      ------------------------
      Name:
      Title:


Dated:
       -----------------------------

                                   Schedule A
                           Company Disclosure Schedule

 (Capitalized terms used herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement)

           Section 2.6 The participants in the Company's October, 2003 private placement have participation rights in this Offering.

           Section 2.8 There are pending two lawsuits involving two former employees of the Company. The Company has insurance for each suit and the company is being defended by counsel selected by the insurance carrier.

           Section 2.14 The Company is in the process of completing an agreement with its distributor ARKRAY in Japan, but there are no assurances that the Agreement will be concluded.

                                    Exhibit A
                                Form of Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IRIS INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                            IRIS INTERNATIONAL, INC.

REDEEMABLE WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK

Warrant No.:__________

Date of Issuance:  April __, 2004

Iris International, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms and conditions of this Warrant and of that certain Securities Purchase Agreement, dated April ___, 2004 by and between the Company and the holder (as such agreement may be amended, supplemented and modified from time to time, the "Purchase Agreement"), to purchase from the Company, upon surrender of this Warrant (as defined below) at its principal office in the United States located at 9172 Eton Avenue, Chatsworth, California 91311 (or such other location as the Company may advise the holder hereof in writing), at any time or times on or after the date hereof, but not after 5:00 p.m., Eastern Standard Time, on the Expiration Date (as defined below), ______________ fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price per share provided in
Section 1 of this Warrant, such Exercise Price and such number of shares of Common Stock to be delivered upon exercise of the Warrant being subject to adjustment as provided in Section 9 of this Warrant. This Warrant is redeemable by the Company in accordance with the terms and conditions set forth in Section 4 of this Warrant. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Purchase Agreement.

Section 1. Definitions. The following terms as used in this Warrant shall have the following meanings:

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York, New York are required by law to remain closed.

"Common Stock" means (i) the common stock, par value $0.01 per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

"Exercise Delivery Documents" shall have the meaning specified in Section 2(a) hereof.

"Exercise Price" shall be equal to $_____, subject to further adjustment as hereinafter provided.

"Expiration Date" means April __, 2009 or, if such date does not fall on a Business Day, then the next Business Day.

 "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

"Principal Market" means the Nasdaq National Market ("Nasdsaq") or if the Common Stock is not traded on the Nasdaq, the then principal securities exchange or trading market for the Common Stock.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Trading Day" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

"Trading Price" of a security on any date of determination means:

      (1) the closing sales price as reported by the Nasdaq National Market on such date;

      (2) if such security is not so reported, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

      (3) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

      (4) if such security is not listed on a U.S. national or regional securities exchange, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

      (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

      (6) if such security is not so quoted, the average of that last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

"Transfer Agent" has the meaning specified in Section 2(a) hereof.

"Warrant" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

"Warrant Date" has the meaning specified in Section 3 hereof.

"Warrant Shares" means all shares of Common Stock issuable upon exercise of the Warrants.

      The definition of certain other terms are specified in Section 9 hereof.

Section 2. Exercise of Warrant.

      (a) Subject to the terms and conditions hereof, including, without limitation, Section 2(c), this Warrant may be exercised by the holder hereof then registered as such on the books of the Company, in whole or in part, at any time on any Business Day on or after the date hereof and prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the "Exercise Notice"), to the Company and the Company's designated transfer agent (the "Transfer Agent"), of such holder's election to exercise all or a portion of this Warrant; (ii) the surrender of this Warrant to the Company; and (iii) the payment of the aggregate Exercise Price to the Company by wire transfer or by certified bank check payable to the order of the Company in United States dollars (the items to be delivered pursuant to clauses (i), (ii) and (iii) above collectively are referred to herein as the " Exercise Delivery Documents"); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a) and Section 2(c), the Company shall, within three (3) Business Days after receipt of the Exercise Delivery Documents, issue and deliver to the address specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery the certificates evidencing such Warrant Shares.

      (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, within three (3) Business Days after receipt of the Exercise Delivery Documents, and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

      (c) Notwithstanding anything contained in this Warrant to the contrary, this Warrant cannot be exercised, either in whole or in part, except by a holder who, at the time of exercise, is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

      (d) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates evidencing such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, there shall be paid to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(d), the current market value of a share of Common Stock shall be the Trading Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

      (e) The holder may utilize a Cashless Exercise, as provided below, if the Holder's Warrant Shares are not subject to an effective Registration Statement. The holder, upon a Cashless Exercise of the Warrant, will receive upon such exercise the "Net Number" of shares of Common Stock as determined according to the following formula (a "Cashless Exercise"):

                  X     =     Y x (A - B)
                              -----------
                                     A

            For purposes of the foregoing formula:

      X = the Net Number of shares of Common Stock to be issued to the Holder.

      Y = the number of shares of Common Stock subject to this Warrant for which the Warrant is being exercised.

      A = the Current Market Value of one share of Common Stock on the date this Warrant is being exercised.

      B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise, as adjusted.

      (f) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 2, then the holder will have the right to rescind such exercise.

      (g) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 2, and if after such third Trading Day and prior to the receipt of such Warrant Shares, the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the Warrant Shares which the holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the holder the amount by which (x) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the holder, either reinstate the portion of the Warrant and equivalent number of Warrant
Shares for which such exercise was not honored or deliver to the holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In.

Section 3. Date; Duration. The issue date of this Warrant is April __, 2004 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect at 5:00 pm Eastern Standard Time on the Expiration Date.

Section 4. Redemption. This Warrant may be redeemed at the option of the Company, at a redemption price of $0.10 per share of Common Stock issuable upon exercise of the Warrant (the "Redemption Price"), at any time after the first anniversary of the Closing Date, provided that the Trading Price for the Common Stock, as reported by the Principal Market, shall have equaled or exceeded 175% of the then current Exercise Price (a "Qualifying Price") for any 20 Trading
Days in any 30 Trading Day period (a "Qualifying Period") ending within 5 Trading Days of the Notice of Redemption (as defined below), provided further that (i) all of the shares of Common Stock issuable hereunder either (A) are registered for resale pursuant to an effective Registration Statement (as defined in the Purchase Agreement) which is available for sales of such shares of Common Stock at all times commencing on the first day of the Qualifying Period and ending on the redemption date or (B) no longer constitute Registrable Shares (as defined in the Purchase Agreement) and (ii) the average daily trading volume of the Common Stock during Qualifying Period is greater than 100,000 shares per day as reported by the Principal Market. In the event the Exercise Price is adjusted pursuant to Section 9 hereof, the Redemption Price shall be subject to adjustment by the same percentage change as the percentage change in the Exercise Price. Holders shall be given notice of redemption ("Notice of Redemption") at least 30 days prior to the date fixed for redemption of the Warrant. Each Notice of Redemption shall state:

      (i) the redemption date;

      (ii) the date by which the redemption right must be exercised;

      (iii) the Redemption Price;

      (iv) a description of the procedure which a holder of the Warrant must follow to exercise a redemption right, and the place or places where such Warrants are to be surrendered for payment of the Redemption Price;

      (v) that on the redemption date the Redemption Price will become due and payable upon each such Warrant designated by the holder to be repurchased; and

      (vi) the place or places that the Warrant certificate shall be delivered.

On and after the date fixed for redemption set forth in the Notice of Redemption, the holder of this Warrant shall have no rights with respect to the Warrants except, upon surrender of this Warrant, to receive the Redemption Price for each share of Common Stock issuable upon exercise of this Warrant. This Warrant may be exercised up to and including the redemption date specified in such Notice of Redemption.

Section 5. Taxes.

      (a) The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      (b) Notwithstanding any other provision of this Warrant, for income tax purposes, the holder or any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company's reasonable satisfaction that it is exempt from such requirement.

      (c) The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder hereof, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. -------- -------

Section 6. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 7. Compliance with Securities Laws.

      (a) The holder of this Warrant, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and the Warrant Shares issuable upon exercise of this Warrant for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

      (b) The holder of this Warrant understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) this Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Warrant Shares, which shall bear the legend set forth in Section 7(c) of this Warrant, if applicable) shall bear a legend in substantially the following form:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IRIS INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY

           TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

The legend set forth above shall be removed and the Company shall issue a new certificate evidencing a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 7(b): (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the holder of the Warrant is not and has not been within 3 months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such holder has not been an "affiliate" of the Company for the preceding three-month period) .. The Company shall not require such opinion of counsel for the sale of Warrants in accordance with Rule 144 of the Securities Act in the event that the holder
provides  such   representations  that  the  Company  shall  reasonably  request confirming compliance with the requirements of Rule 144.

      (c) Subject to the terms of this clause (c), any certificate representing the Warrant Shares shall bear a legend in substantially the following form:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR IRIS INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

The legend set forth above shall be removed and the Company shall issue the Warrant Shares without such legend to the holder of the Warrant Shares upon which it is stamped, (i) if the Warrant Shares have been resold or transferred pursuant to a registration statement that was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the holder of the Warrant Shares is not and has not been within 3 months prior to such date, an

"affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such holder has not been an "affiliate" of the Company for the preceding three-month period). The Company shall not require such opinion of counsel for the sale of the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. The Company shall irrevocably instruct its transfer agent that, upon presentation to the transfer agent of a completed Certificate of Subsequent Sale (attached as Exhibit E to the Purchase Agreement), the transfer agent shall thereupon re-issue a stock certificate representing the number of shares sold without the legend set forth above.

Section 8. Ownership and Transfer.

      (a) The Company shall maintain at its principal office designated on the first page of this Agreement or such other office or agency of the Company as it may designate by notice to the holder hereof (provided that such other designated office shall be located in the United States) (a "Designated Office"), a register for this Warrant (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant has been issued. Upon the transfer of any Warrants in accordance with the provisions of clause (b) below, the Company shall record the name and address of such new holder(s) as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder hereof to a Permitted Transferee upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the Company's Designated Office. For the purposes of this Warrant, a "Permitted Transferee" shall mean any person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) delivers to the Company his, her or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

Section 9. Adjustment of Exercise Price and Number of Shares Issuable Upon Exercise. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

      (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date of this Warrant fixed for such determination and (ii) the denominator shall be the sum of such number of shares and the total number of shares referred to in
(i) above constituting such dividend or other distribution. Such reduction in the Exercise Price shall become effective immediately after the opening of business on the day following the record date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that otherwise then be in effect if such dividend or distribution had not been declared.

      (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (c) The Company may make such reductions in the Exercise Price, in addition to those required by Sections 9(a) or (b) of this Warrant, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

      (d) No  adjustment  in the  Exercise  Price shall be  required  under this
Section 9 unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the no par value of the Common Stock.

      (e) Notice to Holders of Warrants Prior to Certain Actions. In case:

      (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9;

      (2) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

            (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be provided to the holder of this Warrant at such address appearing in the Warrant Register at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 9(e). In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at his last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice nor any defect therein shall not effect the legality or validity of any such adjustment.

      (f) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 2(c) of this Warrant.

      (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of Warrant Shares purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9.

Section 10. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11. Notice. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three (3) business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

                        If to the Company:
                              Iris International, Inc.
                              9172 Eton Avenue
                              Chatsworth, California 91311
                              Attn:  Mr. Cesar M. Garcia
                              Tel:  818-709-1244
                              Fax:

                        with a copy to:
                              Sheppard Mullin Richter & Hampton, LLP
                              800 Anacapa Street
                              Santa Barbara, CA 93101
                              Attn:  Joseph E. Nida, Esq.
                              Tel:  (805) 879-1811
                              Fax: (805) 568-1955

                        If to the Transfer Agent:
                              Continental Stock and Transfer Co.
                              17 Battery Place
                              New York, New York 10004
                              Telephone: (212) 509-4000
                              Facsimile: (212) 616-7608
                              Attention: Richard Biscovich

If to a holder of this Warrant, to it at the address and facsimile number set forth on the signature page to the Purchase Agreement or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.

Section 12. Amendments. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and holders of a majority of Warrant Shares represented by all Warrants. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant holder's assignees and transferees. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

Section 13. Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions and shall inure to the benefit of the holder hereof and its successors, permitted assigns and legal representatives.

Section 14. Limitation on Exercise.

      (a) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may waive the provisions of this Section 14(a), but any waiver will not be effective until the 61st day after delivery of such notice.

      (b) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived.

Section 15. Governing Law; Consent to Jurisdiction. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. The Company, and by its acceptance hereof, the holder of this Warrant each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on the Company and such holder anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company, and by its acceptance hereof, the holder of this Warrant each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company, and by its acceptance hereof, the holder of this Warrant each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      Section 16. Descriptive Headings. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.

                                          COMPANY:

                                          IRIS INTERNATIONAL, INC.



                                          By:
                                             ---------------------------------
                                          Its:
                                              --------------------------------

                              EXHIBIT A TO WARRANT

                             FORM OF EXERCISE NOTICE

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Iris International, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. The undersigned holder hereby represents and warrants to the Company as follows:

      (a) The undersigned holder is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act; and

      (b) The undersigned holder has sold or will sell the shares of common stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act.

Date: _______________, ____

----------------------------------                 ----------------------------
Name of Registered Holder                          Tax ID of Registered Holder
                                                  (if applicable)
By:
   ---------------------------------
Its:
    --------------------------------

                                 ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Continental Stock and Transfer Co. to issue the above indicated number of shares of Common Stock issuable upon exercise of the Warrant to the designated holder.

                                          IRIS INTERNATIONAL, INC.

                                          By:
                                             ---------------------------
                                          Its:
                                              --------------------------

                              EXHIBIT B TO WARRANT

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the common stock of IRIS INTERNATIONAL, INC., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:  _________, 200_


                                          By:
                                             ---------------------------------
                                          Its:
                                              --------------------------------

                                 Exhibit B
                 Form of Opinion of Counsel to the Company


                                                                Our File Number
                                                                  03CV-105442


                                 April 20, 2004

            To the Purchasers of Common Stock of
            IRIS International, Inc.
            Listed on Execution Pages to the Securities Purchase Agreements

-------------------------------------------------------------------
Re:   Legal Opinion for Issuance and Sale of Common Stock
-------------------------------------------------------------------
Dear Ladies and Gentlemen:

      We have acted as special counsel for IRIS International, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company to you of up to Two Million One Hundred Thirty Thousand (2,130,000) shares of the Company's Common Stock (the "Shares") pursuant to the Securities Purchase Agreements (the "Securities Purchase Agreements"), dated as of April 19, 2004, among the Company and the parties listed on the Execution Pages thereof (the "Investors"). This opinion is given to you pursuant to Section 1.4(a) of the Securities Purchase Agreements in connection with the sale of the Shares. The
Securities Purchase Agreements are also referred to herein as the "Transaction Documents." Unless defined herein, capitalized terms have the meanings given them in the Transaction Documents.

      As to matters of fact, we are relying upon the representations and warranties of all parties contained in the Securities Purchase Agreements and the Certificate of the Company attached hereto ("Opinion Certificate") and upon certificates and statements of government officials, all without independent verification. In addition, we examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination, we assumed that the signatures on documents and instruments examined by us are authentic, that each is complete and what it purports to be, that all documents and instruments submitted to us as copies or facsimiles conform with the originals, and that the documents and instruments submitted to us have not been amended or modified since the date submitted.

      In our examination of documents, we further assumed (i) that each person or entity entering into such documents (other than the Company in connection with the Transaction Documents) had the power, legal competence and capacity to enter into and perform all of such party's obligations thereunder, (ii) the due authorization, execution and delivery by each party (other than the due authorization, execution and delivery of the Transaction Documents by the Company), (iii) the enforceability and binding nature of the obligations of the parties to such documents (other than as to the enforceability against, and the binding nature upon, the Company of the Transaction Documents), (iv) that there is no fact or circumstance relating to any party that might prevent the Investors from enforcing any of the rights provided for in the Transaction Documents, (v) performance on or before the Closing by all parties of their obligations under the Transaction Documents to be performed on or before the Closing and (vi) tha no action has been taken or event occurred which amends, revokes, terminates or renders invalid any of the documents, records, consents or resolutions which we have reviewed since the date of the certificates we relied upon in rendering this opinion. We also assumed that there are no extrinsic agreements or understandings among the parties to the Transaction Documents that would modify or interpret the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder.

      As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact refers to the current actual knowledge of Joseph E. Nida and William Manierre, the attorneys within the firm with primary responsibility for the transactions covered by this opinion. Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the accuracy or completeness of such statement (including without limitation any examination of any documents in our files or otherwise made available to us by the Company), and no inference as to the accuracy or completeness of such statement should be drawn from our representation of the Company or our rendering the opinions set forth below.

      Based upon and subject to the foregoing and the qualifications and limitations set forth below, and except as set forth in the Securities Purchase Agreements or the Schedule of Exceptions thereto, it is our opinion that:

      1. The Company and each of its subsidiaries is a corporation validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to own, lease and operate its properties and to conduct its business as presently conducted. The Company and each of its subsidiaries is qualified as a foreign corporation to do business and is in good standing in each state in which such qualification is necessary to conduct its business other than those in which the failure to so qualify would not have a material adverse effect on the business, operations, financial condition or results of operation of the Company and its subsidiaries, individually and taken as a whole.

      2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, including the issuance of the Common Stock, the Warrants and the Warrant Shares in accordance with the terms thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated therein have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required therefore. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

      3. The issuance and sale of the Shares and the Warrants have been duly authorized. When issued in accordance with the terms of the Securities Purchase Agreements, the Shares and the Warrants will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants in accordance with the terms of the Securities Purchase Agreements and the Warrants, and when issued in accordance with the terms of the Securities Purchase Agreements and the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof. THREE HUNDRED NINETEEN THOUSAND FIVE HUNDRED (319,500) shares of Common Stock, which is sufficient to meet the Company's obligations to issue Warrant Shares, have been duly reserved by the Company.

      4. The authorized capital stock of the Company consists of FIFTY MILLION (50,000,000) shares of Common Stock, par value $0.01 per share, TWELVE
      MILLION TWO HUNDRED SEVENTY TWO THOUSAND TWO HUNDRED AND SEVENTY TWO (12,272,272) of which to our knowledge are issued and outstanding prior to the Closing, and THREE MILLION (3,000,000) shares of Preferred Stock, par value $0.01 per share, THREE THOUSAND (3,000) shares of which have been designated Series A Preferred Stock ("Series A Preferred"), of which to our knowledge none are issued and outstanding prior to the Closing, and TWO HUNDRED AND FIFTY SIX THOUSAND (256,000) shares of which have been designated Series B Preferred Stock ("Series B Preferred"), none of which are issued and outstanding prior to the Closing; and ONE MILLION (1,000,000) shares of which have been designated Series C Preferred Stock ("Series C Preferred"), none of which are issued and outstanding prior to the Closing. All of such issued and outstanding shares are duly authorized, validly issued and, to our knowledge, fully paid and nonassessable. The Company has reserved TWO MILLION ONE HUNDRED AND THIRTY THOUSAND (2,130,000) shares of Common Stock for issuance under the Securities Purchase Agreements and FOUR MILLION TWO HUNDRED THOUSAND (4,200,000) shares of Common Stock for issuance under the Company's 1994, 1997 and 1998 Stock Option Plans. The Company has EIGHT HUNDRED FIFTY THREE THOUSAND AND FORTY (853,040) issued and outstanding warrants to purchase shares of its Common Stock, and TWO MILLION SEVEN HUNDRED AND FOUR THOUSAND AND THIRTY (2,704,030) outstanding stock options to purchase shares of its Common Stock.

      5. None of such Common Stock or such Preferred Stock is subject to preemptive rights or other rights of the stockholders of the Company pursuant to the Certificate of Incorporation or the By-laws or under the Delaware General Corporation Law.

      6. Based upon the Investors' representations, the Common Stock, the Warrants and the Warrant Shares may be issued to you pursuant to the Transaction Documents without registration under the 1933 Act or the securities laws of any state.

      7. No authorization, approval, consent, filing or other order of any federal or state governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or any court, or, to our knowledge, any third party, is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents or for the issuance and sale of the Common Stock, the Warrants or the Warrant Shares as contemplated by the Transaction Documents with the exception of (i) the listing of the Common Stock and Warrant Shares with the Nasdaq, (ii) the filing of a Form D with the SEC and the Notice Filing required by Section 21502.1 of the California Corporations Code, and (iii) such registrations, filings and approvals with and by the SEC and applicable state securities regulators as may be necessary to effect the registration of the Common Stock and Warrant Shares for resale.

      8. Except as disclosed in the Securities Purchase Agreements, we have no knowledge of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization pending or threatened against the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries.

      9. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms thereof do not violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, charge or encumbrance on or against any of the properties of the Company pursuant to, (i) the Certificate of Incorporation or the By-laws of the Company, (ii) to the best of our knowledge, any agreement or other document with respect to the Company's Common Stock, (iii) to the best of our knowledge, any other agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound, or (iv) any statute, law, rule or regulation applicable to the Company or, to our knowledge, any order, writ, injunction or decree, if such violation would have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries individually or taken as a whole.

      Please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company nor have we undertaken any other inquiry whatsoever.

      In rendering the opinion set forth in Paragraph 1 above as to the good standing of the Company and as to its qualification to do business in

California, we relied exclusively on certificates of public officials, although we did not obtain tax good standing certificates in the State of California, and no opinion is provided with respect to tax good standing in such state.

      In rendering the opinion set forth in Paragraph 4 above relating to the fully paid status of all of the issued shares of capital stock of the Company, we relied without independent verification on the Opinion Certificate.

      In rendering the opinion set forth in Paragraph 4 above relating to the status of the capitalization of the Company, we relied without independent verification on (i) the Company's Certificate of Incorporation (the "Certificate"), (ii) minute books relating to meetings and written actions of the Board of Directors and stockholders of the Company and stock records in our possession and (iii) the Opinion Certificate.

      With regard to the opinion set forth in Paragraph 5 above regarding enforceability, we note that whenever an opinion herein states that an agreement is a "valid and binding obligation" of a party "enforceable in accordance with its terms," such statement shall mean that, subject to the qualifications and limitations set forth herein, (i) an effective contract has been formed under California law, (ii) the entire agreement is not invalid by reason of a specific statutory prohibition or the public policy of the State of California, (iii) contractual defenses to the entire agreement are not available and (iv) some remedy is available if a party to the agreement does not materially comply with its terms. This does not imply that any particular type of remedy is available.

      Our opinion set forth in Paragraph 5 is further qualified by, and subject to, and we render no opinion with respect to, the following:

      1. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent transfers, preferential transfers and distributions and equitable subordination;

      2.  Limitations   imposed  by  general   principles  of  equity  upon  the
availability of equitable remedies for the enforcement of provisions of the Transaction Documents, whether considered in a proceeding at law or in equity, and by the effect of judicial decisions holding that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

      3. The effect of Section 1670.5 of the California Civil Code or any other California law, United States federal or Delaware law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy;

      4. The enforceability of provisions of the Transaction Documents expressly, or by implication, waiving or relinquishing broadly or vaguely stated rights or unknown future rights or defenses, or waiving defenses to obligations or rights granted by law (whether substantive or procedural) or waiving rights to damages, or the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly permits the waiver of such rights;

      5. The enforceability of any provision of any Transaction Document purporting to (a) waive rights to trial by jury, service of process or objections to venue or jurisdiction in connection with any litigation arising out of or pertaining to the Transaction Documents, (b) exclude conflict of law principles under California law, (c) establish particular courts as the forum for the adjudication of any controversy relating to the Transaction Documents,
(d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Transaction Documents, (e) establish evidentiary standards or make determinations conclusive or (f) provide for arbitration of disputes;

      6. The effect of judicial decisions, which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents;

      7. The enforceability of any provisions of the Transaction Documents providing that (a) rights or remedies are or are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, (e) liquidated damages are to be paid upon the breach of any Transaction Document or (f) the failure to exercise, or any delay in exercising, rights or remedies available under the Transaction Documents will not operate as a waiver of any such right or remedy;

      8. The enforceability of any attorneys' fees, severability, reimbursement, indemnification or contribution provisions;

      9. Any provision of the Transaction Documents requiring written amendments or waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply. We note that a requirement that provisions of the Transaction Documents may only be amended or waived in writing may not be binding or enforceable if an oral agreement has been created modifying such provision or an implied agreement by trade practice or course of conduct has given rise to an amendment or waiver;

      10. The enforceability of any provisions in the Transaction Documents concerning the voting of capital stock.

      11. The enforceability of any provisions in the Transaction Documents concerning the obligation of the Company (or its underwriters or agents) to sell shares of stock to the Investors in connection with a public offering; and

      12. The validity, binding effect or enforceability of the Transaction Documents to the extent that an arbitrator's decision may be contrary to the law or the facts and not subject to reversal.

      In rendering the opinion set forth in Paragraph 7 above relating to violations of United States federal, California or Delaware corporate laws, rules or regulations applicable to the Company, we have not conducted any investigation into the types of businesses and activities in which the Company engages or the manner in which the Company conducts its businesses. We have not conducted any special investigation of laws, statutes, rules or regulations and our investigation of and our opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Transaction Documents. We have assumed that no party to the Transaction Documents will in the future take any discretionary action (including a decision not to act permitted by the Transaction Documents) that would cause the performance of the Transaction Documents to violate the Delaware General Corporate Law or any California or federal statute, rule or regulation; constitute a violation or breach of or default under any of the Contractual Obligations; or require an order, consent, permit or approval to be obtained from a California or federal government authority.

      In rendering the opinion set forth in Paragraph 6 regarding securities exemptions, we have assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Shares by means of any general solicitation or publication of any advertisement therefor.

      In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

      1. We express no opinion as to compliance with any federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

      2. We assumed (a) the accuracy and completeness of the representations and warranties of the Investors set forth in the Transaction Documents and (b) the validity of any wire transfers, drafts or checks tendered by the Investors.

      3. We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities, including without limitation the accuracy and completeness of the information provided by the Company to the Investors in connection with the offer and sale of the Shares.

      4. We express no opinion as to whether the members of the Company's Board of Directors have complied with their fiduciary duties in connection with the authorization and performance of the Transaction Documents.

      5. We assumed that the actions of the Company and its officers, directors and stockholders comply with the provisions of Section 144 of the General Corporation Law of the State of Delaware.

      6. We express no opinion as to matters governed by any laws other than the laws of the State of California, the corporate law of the State of Delaware or the federal law of the United States of America. We express no opinion as to the laws of any other jurisdiction nor as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion as to whether the laws of any jurisdiction are applicable to the Transaction Documents or the transactions contemplated thereby.

      7. We express no opinion as to matters governed by federal and state laws and regulations governing: usury; securities (except with respect to the transactions contemplated by the Transaction Documents); broker-dealers, investment companies, and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation; or patents, copyrights, trademarks, trade names and other intellectual property rights.

      8. We note that the parties to the Transaction Documents have designated the laws of the State of New York as the laws governing the Transaction Documents. Our opinion is premised upon the result that would be obtained if a California court were to apply the internal laws of the State of California to the interpretation and enforcement of the Transaction Documents (notwithstanding the designation therein of the laws of the State of New York).

      This Opinion is qualified to the extent, and is rendered and delivered on the express condition and assumption, that no counsel for the addressee has expressed or reached opinions which are contrary to the opinions set forth in this letter.

      This opinion is rendered as of the date first written above solely for your benefit in connection with the Securities Purchase Agreements and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

                                    Very truly yours,

                                   Exhibit C
                      Registration Statement Questionnaire


To:   IRIS International, Inc.
      c/o Joseph E. Nida Esq.
      Sheppard Mullin Richter & Hampton, LLP
      800 Anacapa Street
      Santa Barbara, CA 93101

Reference is made to the Securities Purchase Agreement (the "Agreement"), made between IRIS International, Inc., a Delaware corporation (the "Company"), and the Purchasers noted therein.

The undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 5 of the Agreement.

(1)   Name and Contact Information:


          Full legal name of record holder:             ------------------------

          Address of record holder:                     ------------------------

                                                        ------------------------

          Social  Security  Number or Taxpayer          ------------------------
          identification  number of record  holder:

          Identity of beneficial owner (if different    ------------------------
          than record holder):

          Name of contact person:                       ------------------------

          Telephone number of contact person:           ------------------------

          Fax number of contact person:                 ------------------------

          E-mail address of contact person:             ------------------------





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(2)   Beneficial Ownership of Registrable Shares:

(a) Number of Registrable Shares owned by Selling Stockholder:

------------------------------------------------------------------------

(b) Number of Registrable Shares requested to be registered:

------------------------------------------------------------------------

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling
Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Shares listed above in Item (2)(a).

Type  and  amount  of  other  securities   beneficially  owned  by  the  Selling
Stockholder:

------------------------------------------------------------------------

------------------------------------------------------------------------
(4)   Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:


------------------------------------------------------------------------

------------------------------------------------------------------------

(5)  Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

------------------------------------------------------------------------

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an "affiliate" of, or person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

------------------------------------------------------------------------

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(c)  If  the   answer  to  Item   (6)(b)  is  yes,   identify   the   registered
broker-dealer(s) and describe the nature of the affiliation(s):

------------------------------------------------------------------------

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Shares in the ordinary course of business (if not, please explain)?

------------------------------------------------------------------------

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Shares, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Shares (if yes, please explain)?


------------------------------------------------------------------------

------------------------------------------------------------------------


 (6)  Voting or Investment Control over the Registrable Shares:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Shares listed in Item (2) above:

------------------------------------------------------------------------


      Pursuant to the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Shares pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Shares pursuant to the Registration Statement.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the
preparation  or  amendment  of  the  Registration   Statement  and  the  related
prospectus.

      The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.


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Dated: _____________, 2004               --------------------------------------
                                         Signature of Record Holder
                                         (Please  sign your name in exactly  the
                                         same manner as the  certificate(s)  for
                                         the shares being registered)






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                                    Exhibit D
                       Purchaser Suitability Questionnaire

Before any sale of Shares or Warrants by IRIS International, Inc. can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc.
Attn: Investment Banking Department, 125 Broad St., New York, NY 10004

1.    IF YOU ARE AN INDIVIDUAL  PLEASE FILL IN THE  IDENTIFICATION  QUESTIONS IN

      (A) IF YOU ARE AN ENTITY  PLEASE FILL IN THE  IDENTIFICATION  QUESTIONS IN
      (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS
   Name _______________________________________________________________________
           (Exact name as it should appear on stock certificate)
   Residence Address __________________________________________________________
   Home Telephone Number_______________________________________________________
   Fax Number _________________________________________________________________
   Date of Birth ______________________________________________________________
   Social Security Number______________________________________________________

B. IDENTIFICATION  QUESTIONS  FOR  ENTITIES

   Name _______________________________________________________________________
        (Exact name as it will appear on stock certificate)
  Address of Principal Place of Business ______________________________________
  State (or Country) of Formation or Incorporation_____________________________ Contact Person ______________________________________________________________
  Telephone Number ( )_________________________________________________________
  Type of Entity  _____________________________________________________________
                  (corporation,  partnership, trust, etc.)
 Was entity formed for the purpose of this investment?
            Yes __       No  __


2.    DESCRIPTION OF INVESTOR

      The following information is required to ascertain whether you would be deemed an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

      [_]  a  corporation  or  partnership   with  total  assets  in  excess  of
           $5,000,000,   not  organized  for  the  purpose  of  this  particular
           investment

      [_] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

      [_] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958

      [_] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

      [_] a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

      [_] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

      [_] an insurance company as defined in Section 2(13) of the Securities Act of 1933

      [_] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

      [_] a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

      [_] an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

      [_] a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

      [_] a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

      [_] an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

      [_] an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000

      [_]  an entity in which all of the equity owners are accredited investors

3.    BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

            Occupation__________________________________________________________
            Number of Years_____________________________________________________
            Present Employer____________________________________________________
            Position/Title______________________________________________________
            Educational Background______________________________________________

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Frequency of prior investment (check one in each column):

                          Stocks & Bonds           Venture Capital Investments
Frequently
Occasionally
Never


4.    SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed  at ___________________, on                     , 2004



                                           ------------------------------------
                                          (Signature)

                                           ------------------------------------
                                          (Title if for Entity)


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                                    Exhibit E

                         CERTIFICATE OF SUBSEQUENT SALE

Continental Stock and Transfer Co.
17 Battery Place
New York, New York 10004
Attention:  Richard Biscovich

RE: Sale of Shares of Common Stock of IRIS International, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")


Ladies and Gentlemen:

      The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):
                                            ------------------------------------
Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------
Restricted Stock Certificate No.(s):
                                     -------------------------------------------
Number of Shares Sold:
                       ---------------------------------------------------------
Date of Sale:
              ------------------------------------------------------------------

      In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,



Dated:
       -----------------

By:
Print Name:
Title:
cc:


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                                    Exhibit F

                            Form of Lock-up Agreement


                                                                  April __, 2004
Oppenheimer & Co. Inc.
125 Broad Street, 16th Floor
New York, NY  10004

Ladies and Gentlemen:

      The undersigned understands that Oppenheimer & Co. Inc. ("Oppenheimer") has entered into a Placement Agent Agreement with IRIS International, Inc., a Delaware corporation (the "Company"), providing for the private placement (the "Private Placement") of common stock, $.01 par value per share of the Company (the "Common Stock"), and warrants to purchase Common Stock (collectively referred to herein as the "Securities").

      To induce Oppenheimer to continue its efforts in connection with the Private Placement, the undersigned hereby agrees that, without the prior written consent of Oppenheimer, it will not, during the period commencing on the date hereof and ending upon the later of: (a) ninety (90) days following the effective date of a registration statement in which the Securities are included; or (b) six (6) months after the final closing of the Private Placement (such earlier date referred to as the "Termination Date"), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock whether now owned or hereafter acquired, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to: (A) the transfer of shares of Common Stock or other securities of the Company by the undersigned as a gift or gifts; (B) the transfer of shares of Common Stock or other securities of the Company by the undersigned to its affiliates, as such term is defined in Rule 405 under the Securities Act of 1933, as amended; and (C) the transfer of shares of Common Stock by will or intestacy or to a trust; provided, that, in the case of clause
(A), (B) or (C) above, the recipient(s), donee(s) or transferee(s), respectively, agrees in writing as a condition precedent to such issuance, gift or transfer to be bound by the terms of this agreement. The undersigned also agrees and consents to the Company's entry of stock transfer instructions with the Company's transfer agent against the transfer of shares of capital stock of the Company issued or issuable to the undersigned. In addition, the undersigned agrees that, without the prior written consent of Oppenheimer, it will not, during the period commencing on the date hereof and ending upon the Termination Date, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or

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exercisable  or  exchangeable  for Common  Stock.  Oppenheimer  may, in its sole discretion, waive in writing adherence to the terms of this agreement.

      This agreement shall terminate, become null and void and be of no further force or effect if the Placement Agent Agreement dated as of February 25, 2004 by and between the Company and Oppenheimer is terminated (other than provisions thereof that survive termination) prior to the closing of the Private Placement.

                                                Very truly yours,



                                                Print Name
                                                (Address)









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